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                                  EXHIBIT 23A

                   CONSENT OF INDEPENDENT CHARTERED ACCOUNTANT

As independent chartered accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 7, 2000 included in Internet Multi-Media's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.



                                              /s/ Marvin N. Winick, B. SC.
                                              ----------------------------
                                              Marvin N. Winick, B. SC.
                                              Chartered Accountant